Exhibit 10(x)

                           CHANGE IN CONTROL AGREEMENT


         THIS AGREEMENT is made effective as of March 18, 1998 by and among Harbor Federal Savings Bank (the "Bank"), Harbor Florida Bancshares, Inc. ("Bancshares" or the "Holding Company") and Don W. Bebber (the "Executive").

         WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement; and

         WHEREAS, Executive has been elected to, and has agreed to serve in the position of Senior Vice President for the Bank, a position of substantial responsibility.

         NOW,   THEREFORE,    in   consideration   of   the   contribution   and
responsibilities  of  Executive,   and  upon  the  other  terms  and  conditions
hereinafter provided, the parties hereto agree as follows:


1.       GENERAL.

         Employee is, except as described in Section 4, an employee at will and serves at the pleasure of the Chief Executive Officer and the Board of Directors of the Bank (the "Board").


         2.       TERM OF AGREEMENT.

         The term of this Agreement shall commence as of the date first above written and shall continue for a period of three (3) years thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.


         3.       PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.

         (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank, or Bancshares, followed at any time within one (1) year of a Change in Control, and during the term of this Agreement, by the voluntary or involuntary termination of Executive's employment, other than for Cause as defined in
Section 3(c) hereof, the provisions of Section 4 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his

                                                                   Exhibit 10(x)

employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation, or relocation of his principal place of employment by more than 50 miles from its location immediately prior to the Change in Control.

         (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Holding Company shall mean (a) merger or consolidation where the Bank or the Holding Company is not the consolidated or surviving association, (b) transfer of all or substantially all of the assets of the Bank or the Holding Company, (c) voluntary or involuntary dissolution of the Bank or the Holding Company or (d) change in control as defined under the Change in Bank Control Act of 1978. The surviving or resulting association, the transferee of Bank's or the Holding Company's assets or the control person shall be bound by and have the benefit of the provisions of this Agreement, and the Bank or the Holding Company shall take all actions necessary to insure that such association, transferee or control person is bound by the provisions of this Agreement.

         (c) Executive shall not have the right to receive termination benefits pursuant to Section 4 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Bank at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause.


4.       TERMINATION BENEFITS.

         (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of the Executive's employment, other than for Termination for Cause, the Bank and the Company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to his then current annual salary. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the

                                                                   Exhibit 10(x)

twelve (12) months following the Executive's  termination.  In the event that no
election  is  made,   payment  to  the  Executive   will  be  in  equal  monthly
installments.

         (b) Upon the occurrence of a Change in Control of the Bank or the Holding Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank employees. Such coverage and payments shall cease upon the earlier of the expiration of twelve (12) months or the Executive obtaining other coverage.

         (c) At the effective date of this Agreement, and annually on each anniversary, Executive shall make the election referred to in Section 4(a) hereof with respect to whether the amounts payable under said Section 4(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.

         (d) Notwithstanding the preceding paragraphs of this Section 4, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 4 shall be determined by the Executive.


         5.       NOTICE OF TERMINATION.

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other parties thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.

                                                                   Exhibit 10(x)

         6.       SOURCE OF PAYMENTS.

         It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. The Holding Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive, and if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.


         7.       MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

8.       REQUIRED REGULATORY PROVISIONS.

         (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 3 hereinabove.

         (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. ss. 1818(e)(3)) or 8(g) (12 U.S.C. ss. 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's
obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and
(ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section  8(e) (12 U.S.C.  ss.  1818(e)) or 8(g) (12 U.S.C.  ss.  1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions

                                                                   Exhibit 10(x)

Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (d) If the Bank is in default as defined in section 3(x) (12 U.S.C. ss. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


9.       REINSTATEMENT OF BENEFITS UNDER SECTION 8(b).

         In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in
Section 8(b) hereof (the "Notice") during the terms of this Agreement and a Change in Control, as defined herein, occurs, the Bank will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 4 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.


10.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

                                                                   Exhibit 10(x)

11.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


         12.      GOVERNING LAW.

         The validity, interpretation, performance, and enforcement of this Agreement shall be governed by Florida law.


13.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


14.      PAYMENT OF COSTS AND LEGAL FEES.

         All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank (which payments are guaranteed by the Company pursuant to Section 6 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

                                                                   Exhibit 10(x)
15.      SIGNATURES.

         IN WITNESS WHEREOF, Harbor Federal Savings Bank and Harbor Florida Bancshares, Inc. each has caused this Agreement to be executed by its duly authorized officers, and Executive has signed this Agreement, as of the 18th day of March, 1998.



ATTEST:                                             HARBOR FEDERAL SAVINGS BANK



/s/ H. Michael Callahan                           BY:   /s/ Michael J. Brown




ATTEST:                                          HARBOR FLORIDA BANCSHARES, INC.



/s/ H. Michael Callahan                           BY:      /s/ Michael J. Brown





WITNESS:



/s/ Tammy L. Ross                                    /s/ Don W. Bebber
                                                           Executive

                                                                   Exhibit 10(x)

                           CHANGE IN CONTROL AGREEMENT


         THIS  AGREEMENT  is made  effective  as of March 18,  1998 by and among
Harbor  Federal  Savings Bank (the  "Bank"),  Harbor  Florida  Bancshares,  Inc.
("Bancshares"   or  the  "Holding   Company")  and  Robert  W.   Bluestone  (the
"Executive").

         WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement; and

         WHEREAS, Executive has been elected to, and has agreed to serve in the position of Senior Vice President for the Bank, a position of substantial responsibility.

         NOW,   THEREFORE,    in   consideration   of   the   contribution   and
responsibilities  of  Executive,   and  upon  the  other  terms  and  conditions
hereinafter provided, the parties hereto agree as follows:


1.       GENERAL.

         Employee is, except as described in Section 4, an employee at will and serves at the pleasure of the Chief Executive Officer and the Board of Directors of the Bank (the "Board").


         2.       TERM OF AGREEMENT.

         The term of this Agreement shall commence as of the date first above written and shall continue for a period of three (3) years thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.


         3.       PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.

         (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank, or Bancshares, followed at any time within one (1) year of a Change in Control, and during the term of this Agreement, by the voluntary or involuntary termination of Executive's employment, other than for Cause as defined in
Section 3(c) hereof, the provisions of Section 4 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his

                                                                   Exhibit 10(x)

employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation, or relocation of his principal place of employment by more than 50 miles from its location immediately prior to the Change in Control.

         (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Holding Company shall mean (a) merger or consolidation where the Bank or the Holding Company is not the consolidated or surviving association, (b) transfer of all or substantially all of the assets of the Bank or the Holding Company, (c) voluntary or involuntary dissolution of the Bank or the Holding Company or (d) change in control as defined under the Change in Bank Control Act of 1978. The surviving or resulting association, the transferee of Bank's or the Holding Company's assets or the control person shall be bound by and have the benefit of the provisions of this Agreement, and the Bank or the Holding Company shall take all actions necessary to insure that such association, transferee or control person is bound by the provisions of this Agreement.

         (c) Executive shall not have the right to receive termination benefits pursuant to Section 4 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Bank at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause.


4.       TERMINATION BENEFITS.

         (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of the Executive's employment, other than for Termination for Cause, the Bank and the Company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to his then current annual salary. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the

                                                                   Exhibit 10(x)

twelve (12) months following the Executive's  termination.  In the event that no
election  is  made,   payment  to  the  Executive   will  be  in  equal  monthly
installments.

         (b) Upon the occurrence of a Change in Control of the Bank or the Holding Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank employees. Such coverage and payments shall cease upon the earlier of the expiration of twelve (12) months or the Executive obtaining other coverage.

         (c) At the effective date of this Agreement, and annually on each anniversary, Executive shall make the election referred to in Section 4(a) hereof with respect to whether the amounts payable under said Section 4(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.

         (d) Notwithstanding the preceding paragraphs of this Section 4, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 4 shall be determined by the Executive.


         5.       NOTICE OF TERMINATION.

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other parties thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.

                                                                   Exhibit 10(x)

         6.       SOURCE OF PAYMENTS.

         It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. The Holding Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive, and if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.


         7.       MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

8.       REQUIRED REGULATORY PROVISIONS.

         (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 3 hereinabove.

         (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. ss. 1818(e)(3)) or 8(g) (12 U.S.C. ss. 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's
obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and
(ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section  8(e) (12 U.S.C.  ss.  1818(e)) or 8(g) (12 U.S.C.  ss.  1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions

                                                                   Exhibit 10(x)

Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (d) If the Bank is in default as defined in section 3(x) (12 U.S.C. ss. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


9.       REINSTATEMENT OF BENEFITS UNDER SECTION 8(b).

         In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in
Section 8(b) hereof (the "Notice") during the terms of this Agreement and a Change in Control, as defined herein, occurs, the Bank will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 4 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.


10.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

                                                                   Exhibit 10(x)

11.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


         12.      GOVERNING LAW.

         The validity, interpretation, performance, and enforcement of this Agreement shall be governed by Florida law.


13.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


14.      PAYMENT OF COSTS AND LEGAL FEES.

         All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank (which payments are guaranteed by the Company pursuant to Section 6 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

                                                                   Exhibit 10(x)
15.      SIGNATURES.

         IN WITNESS WHEREOF, Harbor Federal Savings Bank and Harbor Florida Bancshares, Inc. each has caused this Agreement to be executed by its duly authorized officers, and Executive has signed this Agreement, on the 18th day of March, 1998.



ATTEST:                                         HARBOR FEDERAL SAVINGS BANK



/s/ H. Michael Callahan                     BY:      /s/ Micahel J. Brown




ATTEST:                                         HARBOR FLORIDA BANCSHARES, INC.



/s/ H. Michael Callahan                     BY:      /s/ Michael J. Brown





WITNESS:



/s/ Tammy L. Ross                           /s/ Robert w. Bluestone
                                                     Executive

                                                                   Exhibit 10(x)

                           CHANGE IN CONTROL AGREEMENT


         THIS AGREEMENT is made effective as of March 18, 1998 by and among Harbor Federal Savings Bank (the "Bank"), Harbor Florida Bancshares, Inc. ("Bancshares" or the "Holding Company") and Albert L. Fort (the "Executive").

         WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement; and

         WHEREAS, Executive has been elected to, and has agreed to serve in the position of Senior Vice President for the Bank, a position of substantial responsibility.

         NOW,   THEREFORE,    in   consideration   of   the   contribution   and
responsibilities  of  Executive,   and  upon  the  other  terms  and  conditions
hereinafter provided, the parties hereto agree as follows:


1.       GENERAL.

         Employee is, except as described in Section 4, an employee at will and serves at the pleasure of the Chief Executive Officer and the Board of Directors of the Bank (the "Board").


         2.       TERM OF AGREEMENT.

         The term of this Agreement shall commence as of the date first above written and shall continue for a period of three (3) years thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.


         3.       PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.

         (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank, or Bancshares, followed at any time within one (1) year of a Change in Control, and during the term of this Agreement, by the voluntary or involuntary termination of Executive's employment, other than for Cause as defined in
Section 3(c) hereof, the provisions of Section 4 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his

                                                                   Exhibit 10(x)

employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation, or relocation of his principal place of employment by more than 50 miles from its location immediately prior to the Change in Control.

         (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Holding Company shall mean (a) merger or consolidation where the Bank or the Holding Company is not the consolidated or surviving association, (b) transfer of all or substantially all of the assets of the Bank or the Holding Company, (c) voluntary or involuntary dissolution of the Bank or the Holding Company or (d) change in control as defined under the Change in Bank Control Act of 1978. The surviving or resulting association, the transferee of Bank's or the Holding Company's assets or the control person shall be bound by and have the benefit of the provisions of this Agreement, and the Bank or the Holding Company shall take all actions necessary to insure that such association, transferee or control person is bound by the provisions of this Agreement.

         (c) Executive shall not have the right to receive termination benefits pursuant to Section 4 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Bank at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause.


4.       TERMINATION BENEFITS.

         (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of the Executive's employment, other than for Termination for Cause, the Bank and the Company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to his then current annual salary. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the

                                                                   Exhibit 10(x)

twelve (12) months following the Executive's  termination.  In the event that no
election  is  made,   payment  to  the  Executive   will  be  in  equal  monthly
installments.

         (b) Upon the occurrence of a Change in Control of the Bank or the Holding Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank employees. Such coverage and payments shall cease upon the earlier of the expiration of twelve (12) months or the Executive obtaining other coverage.

         (c) At the effective date of this Agreement, and annually on each anniversary, Executive shall make the election referred to in Section 4(a) hereof with respect to whether the amounts payable under said Section 4(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.

         (d) Notwithstanding the preceding paragraphs of this Section 4, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 4 shall be determined by the Executive.


         5.       NOTICE OF TERMINATION.

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other parties thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.


         6.       SOURCE OF PAYMENTS.

                                                                   Exhibit 10(x)


         It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. The Holding Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive, and if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.


         7.       MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

8.       REQUIRED REGULATORY PROVISIONS.

         (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 3 hereinabove.

         (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. ss. 1818(e)(3)) or 8(g) (12 U.S.C. ss. 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's
obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and
(ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section  8(e) (12 U.S.C.  ss.  1818(e)) or 8(g) (12 U.S.C.  ss.  1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall

                                                                   Exhibit 10(x)

terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (d) If the Bank is in default as defined in section 3(x) (12 U.S.C. ss. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


9.       REINSTATEMENT OF BENEFITS UNDER SECTION 8(b).

         In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in
Section 8(b) hereof (the "Notice") during the terms of this Agreement and a Change in Control, as defined herein, occurs, the Bank will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 4 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.


10.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

                                                                   Exhibit 10(x)

11.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


         12.      GOVERNING LAW.

         The validity, interpretation, performance, and enforcement of this Agreement shall be governed by Florida law.


13.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


14.      PAYMENT OF COSTS AND LEGAL FEES.

         All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank (which payments are guaranteed by the Company pursuant to Section 6 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

                                                                   Exhibit 10(x)
15.      SIGNATURES.

         IN WITNESS WHEREOF, Harbor Federal Savings Bank and Harbor Florida Bancshares, Inc. each has caused this Agreement to be executed by its duly authorized officers, and Executive has signed this Agreement, as of the 18th day of March, 1998.



ATTEST:                                         HARBOR FEDERAL SAVINGS BANK



/s/ H. Michael Callahan                     BY:      /s/ Michael J. Brown




ATTEST:                                         HARBOR FLORIDA BANCSHARES, INC.



/s/ H. Michael Callahan                     BY:      /s/ Michael J. Brown





WITNESS:



/s/ Tammy L. Ross                                    /s/ Albert L. Fort
                                                           Executive

                                                                   Exhibit 10(x)

                           CHANGE IN CONTROL AGREEMENT


         THIS AGREEMENT is made effective as of March 18, 1998 by and among Harbor Federal Savings Bank (the "Bank"), Harbor Florida Bancshares, Inc. ("Bancshares" or the "Holding Company") and David C. Hankle (the "Executive").

         WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement; and

         WHEREAS, Executive has been elected to, and has agreed to serve in the position of Senior Vice President for the Bank, a position of substantial responsibility.

         NOW,   THEREFORE,    in   consideration   of   the   contribution   and
responsibilities  of  Executive,   and  upon  the  other  terms  and  conditions
hereinafter provided, the parties hereto agree as follows:


1.       GENERAL.

         Employee is, except as described in Section 4, an employee at will and serves at the pleasure of the Chief Executive Officer and the Board of Directors of the Bank (the "Board").


         2.       TERM OF AGREEMENT.

         The term of this Agreement shall commence as of the date first above written and shall continue for a period of three (3) years thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.


         3.       PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.

         (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank, or Bancshares, followed at any time within one (1) year of a Change in Control, and during the term of this Agreement, by the voluntary or involuntary termination of Executive's employment, other than for Cause as defined in
Section 3(c) hereof, the provisions of Section 4 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his

                                                                   Exhibit 10(x)

employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation, or relocation of his principal place of employment by more than 50 miles from its location immediately prior to the Change in Control.

         (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Holding Company shall mean (a) merger or consolidation where the Bank or the Holding Company is not the consolidated or surviving association, (b) transfer of all or substantially all of the assets of the Bank or the Holding Company, (c) voluntary or involuntary dissolution of the Bank or the Holding Company or (d) change in control as defined under the Change in Bank Control Act of 1978. The surviving or resulting association, the transferee of Bank's or the Holding Company's assets or the control person shall be bound by and have the benefit of the provisions of this Agreement, and the Bank or the Holding Company shall take all actions necessary to insure that such association, transferee or control person is bound by the provisions of this Agreement.

         (c) Executive shall not have the right to receive termination benefits pursuant to Section 4 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Bank at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause.


4.       TERMINATION BENEFITS.

         (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of the Executive's employment, other than for Termination for Cause, the Bank and the Company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to his then current annual salary. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the

                                                                   Exhibit 10(x)

twelve (12) months following the Executive's  termination.  In the event that no
election  is  made,   payment  to  the  Executive   will  be  in  equal  monthly
installments.

         (b) Upon the occurrence of a Change in Control of the Bank or the Holding Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank employees. Such coverage and payments shall cease upon the earlier of the expiration of twelve (12) months or the Executive obtaining other coverage.

         (c) At the effective date of this Agreement, and annually on each anniversary, Executive shall make the election referred to in Section 4(a) hereof with respect to whether the amounts payable under said Section 4(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.

         (d) Notwithstanding the preceding paragraphs of this Section 4, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 4 shall be determined by the Executive.


         5.       NOTICE OF TERMINATION.

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other parties thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.


         6.       SOURCE OF PAYMENTS.

                                                                   Exhibit 10(x)


         It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. The Holding Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive, and if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.


         7.       MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

8.       REQUIRED REGULATORY PROVISIONS.

         (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 3 hereinabove.

         (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. ss. 1818(e)(3)) or 8(g) (12 U.S.C. ss. 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's
obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and
(ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section  8(e) (12 U.S.C.  ss.  1818(e)) or 8(g) (12 U.S.C.  ss.  1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall

                                                                   Exhibit 10(x)

terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (d) If the Bank is in default as defined in section 3(x) (12 U.S.C. ss. 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


9.       REINSTATEMENT OF BENEFITS UNDER SECTION 8(b).

         In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in
Section 8(b) hereof (the "Notice") during the terms of this Agreement and a Change in Control, as defined herein, occurs, the Bank will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 4 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.


10.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

                                                                   Exhibit 10(x)

11.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


         12.      GOVERNING LAW.

         The validity, interpretation, performance, and enforcement of this Agreement shall be governed by Florida law.


13.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


14.      PAYMENT OF COSTS AND LEGAL FEES.

         All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank (which payments are guaranteed by the Company pursuant to Section 6 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

                                                                   Exhibit 10(x)
15.      SIGNATURES.

         IN WITNESS WHEREOF, Harbor Federal Savings Bank and Harbor Florida Bancshares, Inc. each has caused this Agreement to be executed by its duly authorized officers, and Executive has signed this Agreement, as of the 18th day of March, 1998.



ATTEST:                                      HARBOR FEDERAL SAVINGS BANK



   /s/ H. Michael Callahan                   BY:     /s/ Michael J. Brown




ATTEST:                                      HARBOR FLORIDA BANCSHARES, INC.



/s/ H. Michael Callahan                      BY:     /s/ Michael J. Brown





WITNESS:



/s/ Tammy L. Ross                                    /s/ David C. Hankle
                                                          Executive